                                                                   EXHIBIT 10.99

                            TRANSFER AND ASSUMPTION              1001-2051
                                   AGREEMENT                  ................
                                                               Account Number

[LOGO](R) This transfer and Assumption Agreement dated July 23, 1999 is entered into by and between the undersigned transferor ("Transferor"), the undersigned transferee ("Transferee"), Associates Leasing, Inc. ("Associates") and any guarantor or endorser signing below.

     On January 28, 1998, Transfer leased from Associates the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs, additions, and all proceeds thereof, referred to as "Property"):

  One (1) Sky Trak Model 10042 Telescopic Handler, SN: 5197, with 10,000 lbs. reach forklift, 72 inch carriage, 60 inch forks and on that date executed a Lease (herein, with all amendments thereto, referred to as the "Contract") evidencing the leasing of the Property for the aggregate rent set forth therein, of which there now remains unpaid the sum of $62,522.10 ("Unpaid Rentals") which is payable in 30 remaining installments as follows:
$62,522.10

For equal successive     (a) $2,084.07 on August 1, 1999 and a like sum on the
monthly installments         like date of each month thereafter until fully
                             paid, provided, however, that the final installment of rent shall be in the amount of the remaining
                             Unpaid Rentals.

For other than equal     (b)
successive monthly
installments:


   The Contract and any guarantees and other documents executed in connection with the Contract are herein collectively called the "Documents". Transferor has advised Associates that Transferor desires to transfer to Transferee and that Transferee desires to acquire Transferor's interest, as lessee, in the Property, but Transferor is prohibited from doing so without first obtaining the written consent of Associates to such transfer. Transferor has requested Associates to consent to the transfer of Transferor's interest as lessee in the Property by Transferor to Transferee. Associates has expressed its willingness to give its written consent to such transfer provided that: (i) this Agreement is executed by Transferor and Transferee and delivered to Associates; (ii) any guarantors and/or endorsers of Transferor's obligations under the Contract (individually and collectively called the "Guarantor") execute this Agreement or such other consent and acknowledgment of the continuance of their obligations and liabilities under the Documents as Associates may require; and (iii) the ownership rights of Associates in the Property is and continues to be valid, first, prior to all others and effective against all persons whether such persons are claiming by, through or under Transferor, Transferee or any other person.

   NOW, THEREFORE, Transferor, for and in consideration of One Dollar and other valuable consideration paid to Transferor by Transferee, hereby assigns to Transferee, all of Transferor's interest as lessee in and to the Property, subject to the terms, conditions and agreements hereof and of the Contract.

  The Property will be kept at:      4411 S. 40th Street, D-11, Phoenix, Maricopa, AZ 84040
                                ------------------------------------------------------------------------
                                      (Street Address & City)   (County)  (State/Province & Zip Code)

  Present location of the Property
                                     1501 State Highway #168, Moapa, Clark, NV 89025
  if different from the foregoing:   -------------------------------------------------------------------
                                     (Street Address & City) (County) (State/Province & Zip Code)

No oral Agreement, Guaranty, Promise, Representation or Warranty shall be binding on Associates.

Each of the parties executing this Agreement acknowledges receipt of a copy hereof.

  The additional terms and conditions on the reverse side are a part of this agreement.

IN WITNESS WHEREOF, we have hereunto set our hands and seals as of the day and year first above written.


TRANSFEROR         Prestressed Products Incorporated                TRANSFEREE        Meadow Valley Contractors, Inc.
            --------------------------------------------------                -------------------------------------------------
            (Name of individual(s), corporation or partnership.               (Name of individual(s), corporation or partnership.
               Give trade style, if any, after name.)                               Give trade style, if any, after name.)

By: /s/ Kenneth D. Nelson     Title   Vice President                By /s/ Kenneth D. Nelson            Title   Vice President
    ---------------------           --------------------               ----------------------------           --------------------
   (If corporation, authorized officer must sign and                   (If corporation, authorized officer, must sign and show
    show corporate title.                                               corporate title.
   If partnership, a general partner must sign. If owner(s)            If partnership, a general partner must sign. If owner(s) or
   or partner, show which.)                                            partner, show which.)

                                                                             4411 S. 40th Street, D-11
                                                                       --------------------------------------------------------
                                                                             (Street Address of Transferee)

                                                                                  Phoenix, MARICOPA, AZ 84040
                                                                       --------------------------------------------------------
                                                                       (City, COUNTY, State/Province and Zip Code)
Witnesses to
Transferee's
signature       /s/ [ILLEGIBLE]^^                                      /s/ [ILLEGIBLE]^^
               -------------------------------------------             --------------------------------------------------------
                              (Witness)                                                        (Witness)

GUARANTOR                                                              GUARANTOR
or ENDORSER    Meadow Valley Corporation                               or ENDORSER_____________________________________________
           -----------------------------------------------
           (Name of individual, corporation or partnership)                 (Name of individual, corporation or partnership.)

By /s/ Kenneth D. Nelson, V.P.                                         By______________________________________________________
   -------------------------------------------------------
      (Individual guarantors must sign without titles.                    (Individual guarantors must sign without titles.
  Sign simply "John Smith," not "John Smith, President.")              Sign simply "John Smith," not "John Smith, President.")


Associates hereby consents to the above transfer and assumption pursuant to the terms and conditions of the above agreement.

ASSOCIATES LEASING, Inc.                     By_________________________________
                   -----------------
                                                  (Authorized Representative)

    (Additional terms and conditions of transfer and assumption agreement)

     In consideration of the written consent of Associates, Transferee hereby: promises to pay the Unpaid Rentals to Associates in accordance with the schedule set forth on the face hereof; assumes all of the obligations and liabilities of Transferor contained in the Contract as though Transferee was the original lessee of the Property.
     Transferor agrees that, notwithstanding the transfer referred to herein, Transferor is in no way released from its obligations set forth in the Contract, but is and shall continue to be firmly bound thereby.
     Transferor and Transferee jointly and severally agree to pay the Unpaid Rentals and to pay and perform all other obligations and liabilities under the Contract.
     Transferee agrees that no warranties have been made as to the Property by Associates, that ASSOCIATES MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE QUALITY, WORKMANSHIP, DESIGN, MERCHANTABILITY, SUITABILITY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED and that Associates shall not under any circumstances be liable for any loss or damage whatsoever including, without limitation, loss of anticipatory profits or for consequential damages.
     Transferor and Transferee agree to promptly cause such actions or procedures to be taken as are required or permitted by statute or regulation to accomplish such transfer and to protect Associates ownership of the Property, including, without limitation, filing financing statements, recording documents, and obtaining Certificates of Title (to the extent permitted by law), Associates assuming no responsibility therefor.
     Guarantor consents to the above transfer, and agrees that such transfer shall not affect its obligations and liabilities under the Documents, which obligations and liabilities shall remain in full force and effect. Transferor and Guarantor each consents that Associates may, without notice to any of them and without affecting any of their obligations and liabilities hereunder and/or under the Documents, elect any remedy, and compound or release any rights against Transferee or any other persons obligated under the Documents, and release all or any part of the Property, on terms satisfactory to Associates, by operation of law or otherwise, and settle, compromise or adjust any and all rights against and grant extensions of time or payment to Transferee or any other persons obligated under the Documents.